Exhibit 10.26

FOURTH AMENDMENT TO

STANDARD EXCLUSIVE LICENSE AGREEMENT WITH SUBLICENSING TERMS

This Fourth Amendment to the Standard Exclusive License Agreement With Sublicensing Terms (also known as Agreement A3288), dated October 7, 2003, amended as of November 2004 by First Amendment to the Standard Exclusive License Agreement with Sublicensing Terms, amended as of December 3, 2004 by AGTC Side Letter Amendments and Clarifications of License Agreements, amended as of February 25th 2009 by Second Amendment to the Standard Exclusive License Agreement With Sublicensing Terms and amended as of March 30, 2010 by AGTC Letter Agreement Third Amendment and Clarifications of JHU/UFRF License Agreement (the “License Agreement”) is made as of this 17th day of December, 2013 by and among Applied Genetic Technologies Corporation, a Delaware corporation (“AGTC”), the University of Florida Research Foundation, Inc., a non-stock, non-profit Florida corporation (“UFRF”) and Johns Hopkins University, a Maryland corporation (“JHU”).

WHEREAS, AGTC, UFRF and JHU (collectively, the “Parties”) have agreed to amend certain terms of the License Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree to amend the License Agreement as follows:

1. The first sentence in Section 3.1.2 is amended by deleting it in its entirety and replacing with: “Licensee agrees to [**]”

2. Fourth Amendment Fee: Company shall pay to UFRF/JHU within thirty (30) days of the signing and delivery of this Fourth Amendment an amendment fee of [**].

Except as hereby amended, all terms and conditions of the original License Agreement remain unchanged and the License Agreement, as amended hereby, in full force and effect.

In Witness Whereof, the Parties have caused these presents to be executed in one or more counterparts as of the day and year above written.

APPLIED GENETIC TECHNOLOGIES CORPORATION		UNIVERSITY OF FLORIDA RESEARCH FOUNDATION

By:	/s/ Susan B. Washer	By:	/s/ David L. Day
	Susan B. Washer President and CEO Date: 12/17/13		David L. Day Director Office of Technology Licensing Date: 1/28/14

JOHNS HOPKINS UNIVERSITY

By:	/s/ Wesley D. Blakeslee LPA
Name: Wesley D. Blakeslee, UD, CLP Title: Executive Director Date: January 10, 2014

CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. DOUBLE ASTERISKS [**] DENOTE OMISSIONS.